Disclosure of Indirect Measurement of Fair Value of Goods or Services Received, Shares Options Granted During Period, SCL Equity Plan (Details) - SCL Equity Plan [Member] - Share options [Member]	12 Months Ended
	Dec. 31, 2018 USD ($) yr	Dec. 31, 2017 USD ($) yr	Dec. 31, 2016 USD ($) yr
Disclosure of indirect measurement of fair value of goods or services received, share options granted during period [Line Items]
Expected volatility	36.00%	36.90%	40.80%
Expected life (years) | yr	4.7	4.4	4.4
Risk-free annual interest rate	1.70%	1.30%	1.20%
Expected dividends	5.80%	6.60%	5.50%
Weighted average share price at the date of grant (US$)	$ 5.58	$ 4.23	$ 3.50
Weighted average exercise price (US$)	5.62	4.23	3.56
Weighted average fair value of each share option granted by the Company (US$)	$ 1.01	$ 0.71	$ 0.73